EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                         PERIOD ENDING JANUARY 31, 2005

The information which is required to be prepared with respect to the Payment Date of February 22, 2005 and with respect to the performance of the Trust during the period of January 1, 2005 through January 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the Class A Noteholder......       $                -
                                                                                                          ------------------
      2. The amount of distribution in respect to principal payment to the Class B Noteholder......       $                -
                                                                                                          ------------------
      3. The amount of distribution in respect to principal payment to the Class C Noteholder......       $                -
                                                                                                          ------------------
      4. The amount of distribution in respect to principal payment to the Class D Noteholder......       $                -
                                                                                                          ------------------
II. Information regarding the current monthly interest distribution to the
     Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A Monthly Interest....................                  2.52083
                                                                                                          ------------------
      2.  The amount of distribution in respect to the Class B Monthly Interest....................                  2.93333
                                                                                                          ------------------
      3.  The amount of distribution in respect to the Class C Monthly Interest....................                  3.62083
                                                                                                          ------------------
      4.  The amount of distribution in respect to the Class D Monthly Interest....................                  5.95833
                                                                                                          ------------------
III. Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A Noteholder....................                  2.52083
                                                                                                          ------------------
      2.  The total amount of distribution in respect to the Class B Noteholder....................                  2.93333
                                                                                                          ------------------
      3.  The total amount of distribution in respect to the Class C Noteholder....................                  3.62083
                                                                                                          ------------------
      4.  The total amount of distribution in respect to the Class D Noteholder....................                  5.95833
                                                                                                          ------------------
IV. Information regarding the performance of the Advanta Business Card Master Trust

      1. The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date................................................       $   690,373,261.57
                                                                                                          ------------------
      2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date............................       $    55,779,788.56
                                                                                                          ------------------
      3. Recoveries for the preceding Monthly Period...............................................       $     1,460,299.49
                                                                                                          ------------------
      4. The Defaulted Amount for the preceding Monthly Period.....................................       $    17,136,356.15
                                                                                                          ------------------
      5. The annualized percentage equivalent of a fraction, the numerator of which is the
         Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is
         the average Receivables for the preceding Monthly Period..................................                     5.83%
                                                                                                          ------------------
      6. The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period............................................................................       $ 3,167,954,335.84
                                                                                                          ------------------
      7. The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period............................................................................       $ 3,169,830,316.02
                                                                                                          ------------------
      8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period.................................................       $    55,818,896.25
                                                                                                          ------------------
      9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the
         last day of the preceding Monthly Period..................................................       $    56,316,245.44
                                                                                                          ------------------
      10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
          last day of the preceding Monthly Period.................................................       $ 2,519,750,000.00
                                                                                                          ------------------

11.  The Transferor Interest as of the last day of the preceding Monthly Period.....................    $650,080,316.02
                                                                                                        ---------------
12.  The transferor percentage as of the last day of the preceding Monthly Period...................              20.51%
                                                                                                        ---------------
13.  The Required Transferor Percentage.............................................................               6.00%
                                                                                                        ---------------
14.  The Required Transferor Interest...............................................................    $190,189,818.96
                                                                                                        ---------------
15.  The monthly principal payment rate for the preceding Monthly Period............................             21.792%
                                                                                                        ---------------
16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period...    $             -
                                                                                                        ---------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding: such Payment Date:

                                                           Percentage            Aggregate
                                                            of Total              Account
                                                          Receivables             Balance
                                                          -----------         ----------------
(a) Delinquent between 30 days and 59 days                   1.119%           $  36,104,815.54
(b) Delinquent between 60 days and 89 days                   1.019%           $  32,865,346.63
(c) Delinquent between 90 days and 119 days                  0.851%           $  27,450,083.01
(d) Delinquent between 120 days and 149 days                 0.569%           $  18,369,819.80
(e) Delinquent between 150 days and 179 days                 0.637%           $  20,545,474.71
(f) Delinquent 180 days or greater                           0.000%           $              -
                                                             -----            ----------------
(g) Aggregate                                                4.195%           $ 135,335,539.69
                                                             =====            ================

V. Information regarding Series 2000-C

1.   The amount of Principal Receivables in the Trust represented by the
     Invested Amount of Series 2000-C as of the last day of the related
     Monthly Period..............................................................................                  $ 400,000,000.00
                                                                                                                   ----------------
2.   The amount of Principal Receivables in the Trust represented by the
     Adjusted Invested Amount of Series 2000-C on the last day of the related
     Monthly Period..............................................................................                  $ 400,000,000.00
                                                                                                                   ----------------

                                                                                                     NOTE FACTORS

3.   The amount of Principal Receivables in the Trust represented by the Class
     A Note Principal Balance on the last day of the related Monthly Period  ....................       1.0000     $ 320,000,000.00
                                                                                                                   ----------------
4.   The amount of Principal Receivables in the Trust represented by the Class
     B Note Principal Balance on the last day of the related Monthly Period  ....................       1.0000     $  38,000,000.00
                                                                                                                   ----------------
5.   The amount of Principal Receivables in the Trust represented by the Class
     C Note Principal Balance on the last day of the related Monthly Period  ....................       1.0000     $  28,000,000.00
                                                                                                                   ----------------
6.   The amount of Principal Receivables in the trust represented by the Class
     D Note Principal Balance on the last day of the related Monthly Period  ....................       1.0000     $  14,000,000.00
                                                                                                                   ----------------
7.   The Floating Investor Percentage with respect to the period:

January 1, 2005 through January 19, 2005                                                                                 12.6264446%
                                                                                                                   ----------------
January 20, 2005 through January 31, 2005                                                                                12.5446442%
                                                                                                                   ----------------
8.   The Fixed Investor Percentage with respect to the period:

January 1, 2005 through January 19, 2005                                                                                        N/A
                                                                                                                   ----------------
January 20, 2005 through January 31, 2005                                                                                       N/A
                                                                                                                   ----------------
9.   The amount of Investor Principal Collections applicable to Series 2000-C....................                  $  86,952,991.30
                                                                                                                   ----------------
10a. The amount of Available Finance Charge Collections on deposit in the
     Collection Account on the related Payment Date..............................................                  $   5,413,610.07
                                                                                                                   ----------------
10b. The amount of Available Finance Charge Collections not on deposit in the
     Collection Account on the related Payment Date pursuant to Section 8.04(a) of
     the Master Indenture........................................................................                  $   1,619,748.16
                                                                                                                   ----------------
11.  The Investor Default Amount for the related Monthly Period..................................                  $   2,151,702.58
                                                                                                                   ----------------
12.  The Monthly Servicing Fee for the related Monthly Period....................................                  $     666,666.67
                                                                                                                   ----------------
13.  Trust yields for the related Monthly Period

            a. The cash yield for the related Monthly Period.........................................                         21.10%
                                                                                                                   ----------------
            b. The default rate for the related Monthly Period.......................................                          6.46%
                                                                                                                   ----------------
            c. The Net Portfolio Yield for the related Monthly Period................................                         14.64%
                                                                                                                   ----------------
            d. The Base Rate for the related Monthly Period.........................................                           5.31%
                                                                                                                   ----------------
            e. The Excess Spread Percentage for the related Monthly Period..........................                           9.33%
                                                                                                                   ----------------

            f.  The Quarterly Excess Spread Percentage for the related Monthly Period................                          9.52%
                                                                                                                   ----------------
                      i) Excess Spread Percentage related to                          Jan-05                                   9.33%
                                                                                                                   ----------------
                      ii) Excess Spread Percentage related to                         Dec-04                                  10.12%
                                                                                                                   ----------------
                      iii) Excess Spread Percentage related to                        Nov-04                                   9.12%
                                                                                                                   ----------------
14.  Floating Rate Determinations:

LIBOR for the Interest Period from  January 20, 2005 through and  including February 21, 2005                               2.50000%
                                                                                                                   ----------------
15.  Principal Funding Account

            a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits and
               withdraws for the related Payment Date)...............................................              $              -
                                                                                                                   ----------------
            b. The Accumulation Shortfall with respect to the related Monthly
               Period................................................................................              $              -
                                                                                                                   ----------------
            c. The Principal Funding Investment Proceeds deposited in the Collection
               Account to be treated as Available Finance Charge Collections.........................              $              -
                                                                                                                   ----------------
16.  Reserve Account

            a. The amount on deposit in the Reserve Account on the related Payment Date
               (after taking into consideration deposits and withdraws for the
               related Payment Date).................................................................              $              -
                                                                                                                   ----------------
            b. The Reserve Draw Amount for the related Monthly Period deposited into the
               Collection Account to be treated as Available Finance Charge Collections..............              $              -
                                                                                                                   ----------------
            c. Interest earnings on the Reserve Account deposited into the Collection Account
               to be treated as Available Finance Charge Collections.................................              $              -
                                                                                                                   ----------------
17.  Cash Collateral Account

            a. The Required Cash Collateral Account Amount on the related Payment Date...............              $   7,000,000.00
                                                                                                                   ----------------
            b. The Available Cash Collateral Account Amount on the related Payment Date..............              $   7,000,000.00
                                                                                                                   ----------------
18.  Investor Charge-Offs

            a. The aggregate amount of Investor Charge-Offs for the related Monthly Period...........              $              -
                                                                                                                   ----------------
            b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date...........              $              -
                                                                                                                   ----------------
19.  The Monthly Principal Reallocation Amount for the related Monthly Period........................              $              -
                                                                                                                   ----------------

                Advanta Bank Corp.
                as Servicer

                By: /s/ MICHAEL COCO
                Name:  Michael Coco
                Title:  Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                         PERIOD ENDING JANUARY 31, 2005

The information which is required to be prepared with respect to the Payment Date of February 22, 2005 and with respect to the performance of the Trust during the period of January 1, 2005 through January 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the Class A Noteholder.............    $                -
                                                                                                              ------------------

      2. The amount of distribution in respect to principal payment to the Class B Noteholder.............    $                -
                                                                                                              ------------------

      3. The amount of distribution in respect to principal payment to the Class C Noteholder.............    $                -
                                                                                                              ------------------

      4. The amount of distribution in respect to principal payment to the Class D Noteholder.............    $                -
                                                                                                              ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A Monthly Interest............................               2.56667
                                                                                                              ------------------

      2. The amount of distribution in respect to the Class B Monthly Interest............................               3.07083
                                                                                                              ------------------

      3. The amount of distribution in respect to the Class C Monthly Interest............................               3.71250
                                                                                                              ------------------

      4. The amount of distribution in respect to the Class D Monthly Interest............................               6.87500
                                                                                                              ------------------

III. Information regarding the total monthly distribution to the Noteholder
(Stated on the basis of $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A Noteholder............................               2.56667
                                                                                                              ------------------

      2. The total amount of distribution in respect to the Class B Noteholder............................               3.07083
                                                                                                              ------------------

      3. The total amount of distribution in respect to the Class C Noteholder............................               3.71250
                                                                                                              ------------------

      4. The total amount of distribution in respect to the Class D Noteholder............................               6.87500
                                                                                                              ------------------

IV. Information regarding the performance of the Advanta Business Card Master
Trust

      1. The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
         Period preceding such Payment Date...............................................................    $   690,373,261.57
                                                                                                              ------------------

      2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date...................................    $    55,779,788.56
                                                                                                              ------------------

      3. Recoveries for the preceding Monthly Period......................................................    $     1,460,299.49
                                                                                                              ------------------

      4. The Defaulted Amount for the preceding Monthly Period............................................    $    17,136,356.15
                                                                                                              ------------------

      5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
         Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
         Receivables for the preceding Monthly Period.....................................................                  5.83%
                                                                                                              ------------------

      6. The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period...................................................................................    $ 3,167,954,335.84
                                                                                                              ------------------

      7. The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period...................................................................................    $ 3,169,830,316.02
                                                                                                              ------------------

    8. The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning
       of the preceding Monthly Period..................................................................      $    55,818,896.25
                                                                                                              ------------------

    9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
       day of the preceding Monthly Period..............................................................      $    56,316,245.44
                                                                                                              ------------------

    10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
        of the preceding Monthly Period.................................................................      $ 2,519,750,000.00
                                                                                                              ------------------

    11. The Transferor Interest as of the last day of the preceding Monthly Period......................      $   650,080,316.02
                                                                                                              ------------------

    12. The transferor percentage as of the last day of the preceding Monthly Period....................                   20.51%
                                                                                                              ------------------

    13. The Required Transferor Percentage..............................................................                    6.00%
                                                                                                              ------------------

    14. The Required Transferor Interest................................................................      $   190,189,818.96
                                                                                                              ------------------

    15. The monthly principal payment rate for the preceding Monthly Period.............................                  21.792%
                                                                                                              ------------------

    16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period....      $                -
                                                                                                              ------------------

    17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                Percentage        Aggregate
                                                 of Total          Account
                                                Receivables        Balance
(a) Delinquent between 30 days and 59 days        1.119%     $     36,104,815.54
(b) Delinquent between 60 days and 89 days        1.019%     $     32,865,346.63
(c) Delinquent between 90 days and 119 days       0.851%     $     27,450,083.01
(d) Delinquent between 120 days and 149 days      0.569%     $     18,369,819.80
(e) Delinquent between 150 days and 179 days      0.637%     $     20,545,474.71
(f) Delinquent 180 days or greater                0.000%     $                 -
                                                  -----      -------------------
(g) Aggregate                                     4.195%     $    135,335,539.69
                                                  =====      ===================

V. Information regarding Series 2001-A

    1. The amount of Principal Receivables in the Trust represented by the
       Invested Amount of Series 2001-A as of the last day of the related
       Monthly Period..................................................................                          $   300,000,000.00
                                                                                                                 ------------------

    2. The amount of Principal Receivables in the Trust represented by the
       Adjusted Invested Amount of Series 2001-A on the last day of the related
       Monthly Period..................................................................                          $   300,000,000.00
                                                                                                                 ------------------
                                                                                             NOTE FACTORS

    3. The amount of Principal Receivables in the Trust represented by the Class
       A Note Principal Balance on the last day of the related Monthly Period..........           1.0000         $   240,000,000.00
                                                                                                                 ------------------

    4. The amount of Principal Receivables in the Trust represented by the
       Class B Note Principal Balance on the last day of the related Monthly Period....           1.0000         $    28,500,000.00
                                                                                                                 ------------------

    5. The amount of Principal Receivables in the Trust represented by the
       Class C Note Principal Balance on the last day of the related Monthly Period....           1.0000         $    21,000,000.00
                                                                                                                 ------------------

    6. The amount of Principal Receivables in the trust represented by the Class
       D Note Principal Balance on the last day of the related Monthly Period..........           1.0000         $    10,500,000.00
                                                                                                                 ------------------

    7. The Floating Investor Percentage with respect to the period:

    January 1, 2005 through January 19, 2005                                                                              9.4698335%
                                                                                                                 ------------------
    January 20, 2005 through January 31, 2005                                                                             9.4084832%
                                                                                                                 ------------------

    8. The Fixed Investor Percentage with respect to the period:

    January 1, 2005 through January 19, 2005                                                                                    N/A
                                                                                                                 ------------------
    January 20, 2005 through January 31, 2005                                                                                   N/A
                                                                                                                 ------------------

    9. The amount of Investor Principal Collections applicable to Series 2001-A........                          $    65,214,743.81
                                                                                                                 ------------------

    10a. The amount of Available Finance Charge Collections on deposit in the
       Collection Account on the related Payment Date..................................                          $     4,060,207.54
                                                                                                                 ------------------

    10b. The amount of Available Finance Charge Collections not on deposit in the
       Collection Account on the related Payment Date pursuant to Section 8.04(a)
       of the Master Indenture.........................................................                          $     1,214,811.15
                                                                                                                 ------------------

11. The Investor Default Amount for the related Monthly Period...............................      $   1,613,776.95
                                                                                                   ----------------
12. The Monthly Servicing Fee for the related Monthly Period.................................      $     500,000.00
                                                                                                   ----------------
13. Trust yields for the related Monthly Period

            a.  The cash yield for the related Monthly Period.................................                21.10%
                                                                                                   ----------------
            b.  The default rate for the related Monthly Period...............................                 6.46%
                                                                                                   ----------------
            c.  The Net Portfolio Yield for the related Monthly Period........................                14.64%
                                                                                                   ----------------
            d.  The Base Rate for the related Monthly Period..................................                 5.41%
                                                                                                   ----------------
            e.  The Excess Spread Percentage for the related Monthly Period...................                 9.23%
                                                                                                   ----------------
            f.  The Quarterly Excess Spread Percentage for the related Monthly Period.........                 9.43%
                                                                                                   ----------------
                         i) Excess Spread Percentage related to                      Jan-05                    9.23%
                                                                                                   ----------------
                         ii) Excess Spread Percentage related to                     Dec-04                   10.03%
                                                                                                   ----------------
                         iii) Excess Spread Percentage related to                    Nov-04                    9.03%
                                                                                                   ----------------
14. Floating Rate Determinations:

LIBOR for the Interest Period from  January 20, 2005 through and including February 21, 2005                2.50000%
                                                                                                   ----------------
15.  Principal Funding Account

            a. The amount on deposit in the Principal Funding Account on the related
               Payment Date (after taking into consideration deposits and withdraws
               for the related Payment Date)..................................................     $              -
                                                                                                   ----------------
            b. The Accumulation Shortfall with respect to the related Monthly Period..........     $              -
                                                                                                   ----------------
            c. The Principal Funding Investment Proceeds deposited in the Collection
               Account to be treated as Available Finance Charge Collections..................     $              -
                                                                                                   ----------------
16.  Reserve Account

            a. The amount on deposit in the Reserve Account on
               the related Payment Date (after taking into
               consideration deposits and withdraws for the related Payment Date).............     $              -
                                                                                                   ----------------
            b. The Reserve Draw Amount for the related Monthly
               Period deposited into the Collection Account to
               be treated as Available Finance Charge Collections.............................     $              -
                                                                                                   ----------------
            c. Interest earnings on the Reserve Account deposited into the Collection
               Account to be treated as Available Finance Charge Collections..................     $              -
                                                                                                   ----------------
17.  Cash Collateral Account

            a. The Required Cash Collateral Account Amount on the related Payment Date........     $   5,250,000.00
                                                                                                   ----------------
            b. The Available Cash Collateral Account Amount on the related Payment Date.......     $   5,250,000.00
                                                                                                   ----------------
18.  Investor Charge-Offs

            a. The aggregate amount of Investor Charge-Offs for the related Monthly Period....     $              -
                                                                                                   ----------------
            b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date....     $              -
                                                                                                   ----------------
19.  The Monthly Principal Reallocation Amount for the related Monthly Period.................     $              -
                                                                                                   ----------------

                   Advanta Bank Corp.
                   as Servicer

                   By: /s/ MICHAEL COCO
                   Name: Michael Coco
                   Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                         PERIOD ENDING JANUARY 31, 2005

The information which is required to be prepared with respect to the Payment Date of February 22, 2005 and with respect to the performance of the Trust during the period of January 1, 2005 through January 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the Class A Noteholder.....              $                -
                                                                                                                 ------------------
      2.  The amount of distribution in respect to principal payment to the Class B Noteholder.....              $                -
                                                                                                                 ------------------
      3.  The amount of distribution in respect to principal payment to the Class C Noteholder.....              $                -
                                                                                                                 ------------------
      4.  The amount of distribution in respect to principal payment to the Class D Noteholder.....              $                -
                                                                                                                 ------------------
II. Information regarding the current monthly interest distribution to the
    Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A Monthly Interest....................                         2.47500
                                                                                                                 ------------------
      2.  The amount of distribution in respect to the Class B Monthly Interest....................                         2.93333
                                                                                                                 ------------------
      3.  The amount of distribution in respect to the Class C Monthly Interest....................                         3.89583
                                                                                                                 ------------------
      4.  The amount of distribution in respect to the Class D Monthly Interest....................                         8.25000
                                                                                                                 ------------------
III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A Noteholder....................                         2.47500
                                                                                                                 ------------------
      2.  The total amount of distribution in respect to the Class B Noteholder....................                         2.93333
                                                                                                                 ------------------
      3.  The total amount of distribution in respect to the Class C Noteholder....................                         3.89583
                                                                                                                 ------------------
      4.  The total amount of distribution in respect to the Class D Noteholder....................                         8.25000
                                                                                                                 ------------------
IV. Information regarding the performance of the Advanta Business Card Master
    Trust

      1.  The aggregate amount of such Collections with respect to Principal Receivables for
          the Monthly Period preceding such Payment Date...........................................              $   690,373,261.57
                                                                                                                 ------------------
      2.  The aggregate amount of such Collections with respect to Finance Charge and
          Administrative Receivables for the Monthly Period preceding such Payment Date............              $    55,779,788.56
                                                                                                                 ------------------
      3.  Recoveries for the preceding Monthly Period..............................................              $     1,460,299.49
                                                                                                                 ------------------
      4.  The Defaulted Amount for the preceding Monthly Period....................................              $    17,136,356.15
                                                                                                                 ------------------
      5.  The annualized percentage equivalent of a fraction, the numerator of which is the
          Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
          is the average Receivables for the preceding Monthly Period..............................                            5.83%
                                                                                                                 ------------------
      6.  The total amount of Principal Receivables in the trust at the beginning of the
          preceding Monthly Period.................................................................              $ 3,167,954,335.84
                                                                                                                 ------------------
      7.  The total amount of Principal Receivables in the trust as of the last day of the
          preceding Monthly Period.................................................................              $ 3,169,830,316.02
                                                                                                                 ------------------
      8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
          beginning of the preceding Monthly Period................................................              $    55,818,896.25
                                                                                                                 ------------------

9.   The total amount of Finance Charge and Administrative Receivables in the Trust as
     of the last day of the preceding Monthly Period...............................................              $    56,316,245.44
                                                                                                                 ------------------
10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
     the last day of the preceding Monthly Period..................................................              $ 2,519,750,000.00
                                                                                                                 ------------------
11.  The Transferor Interest as of the last day of the preceding Monthly Period....................              $   650,080,316.02
                                                                                                                 ------------------
12.  The transferor percentage as of the last day of the preceding Monthly Period..................                           20.51%
                                                                                                                 ------------------
13.  The Required Transferor Percentage............................................................                            6.00%
                                                                                                                 ------------------
14.  The Required Transferor Interest..............................................................              $   190,189,818.96
                                                                                                                 ------------------
15.  The monthly principal payment rate for the preceding Monthly Period...........................                          21.792%
                                                                                                                 ------------------
16.  The balance in the Excess Funding Account as of the last day of the preceding
     Monthly Period................................................................................              $                -
                                                                                                                 ------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:


                                                     Percentage             Aggregate
                                                      of Total               Account
                                                     Receivables             Balance
                                                     -----------         ----------------
(a) Delinquent between 30 days and 59 days                 1.119%        $  36,104,815.54
(b) Delinquent between 60 days and 89 days                 1.019%        $  32,865,346.63
(c) Delinquent between 90 days and 119 days                0.851%        $  27,450,083.01
(d) Delinquent between 120 days and 149 days               0.569%        $  18,369,819.80
(e) Delinquent between 150 days and 179 days               0.637%        $  20,545,474.71
(f) Delinquent 180 days or greater                         0.000%        $              -
                                                     -----------         ----------------
(g) Aggregate                                              4.195%        $ 135,335,539.69
                                                     ===========         ================

V. Information regarding Series 2002-A

      1. The amount of Principal Receivables in the Trust represented by the Invested Amount
         of Series 2002-A as of the last day of the related Monthly Period.........................              $   300,000,000.00
                                                                                                                 ------------------
      2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested
         Amount of Series 2002-A on the last day of the related Monthly Period.....................              $   300,000,000.00
                                                                                                                 ------------------

                                                                                                    NOTE FACTORS
      3. The amount of Principal Receivables in the Trust represented by the Class A Note
         Principal Balance on the last day of the related Monthly Period...........................    1.0000    $   240,000,000.00
                                                                                                                 ------------------
      4. The amount of Principal Receivables in the Trust represented by the Class B Note
         Principal Balance on the last day of the related Monthly Period...........................    1.0000    $    27,750,000.00
                                                                                                                 ------------------
      5. The amount of Principal Receivables in the Trust represented by the Class C Note
         Principal Balance on the last day of the related Monthly Period...........................    1.0000    $    21,750,000.00
                                                                                                                 ------------------
      6. The amount of Principal Receivables in the trust represented by the Class D Note
         Principal Balance on the last day of the related Monthly Period...........................    1.0000    $    10,500,000.00
                                                                                                                 ------------------
      7. The Floating Investor Percentage with respect to the period:

      January 1, 2005 through January 19, 2005                                                                            9.4698335%
                                                                                                                 ------------------
      January 20, 2005 through January 31, 2005                                                                           9.4084832%
                                                                                                                 ------------------

      8. The Fixed Investor Percentage with respect to the period:

      January 1, 2005 through January 19, 2005                                                                                  N/A
                                                                                                                 ------------------
      January 20, 2005 through January 31, 2005                                                                                 N/A
                                                                                                                 ------------------

      9. The amount of Investor Principal Collections applicable to Series 2002-A..................              $    65,214,743.81
                                                                                                                 ------------------
      10a. The amount of the Investor Finance Charge Collections on deposit in the Collection
           Account on the Related Payment Date to be treated as Servicer Interchange...............              $        62,500.00
                                                                                                                 ------------------
      10b. The amount of Available Finance Charge Collections on deposit in the Collection
           Account on the related Payment Date.....................................................              $     4,060,207.54
                                                                                                                 ------------------
      10c. The amount of Available Finance Charge Collections not on deposit in the Collection
           Account on the related Payment Date pursuant to Section 8.04(a) of the
           Master Indenture........................................................................              $     1,152,311.15
                                                                                                                 ------------------

11. The Investor Default Amount for the related Monthly Period.....................................              $     1,613,776.95
                                                                                                                 ------------------
12. The Monthly Servicing Fee for the related Monthly Period.......................................              $       500,000.00
                                                                                                                 ------------------
13. Trust yields for the related Monthly Period

       a. The cash yield for the related Monthly Period............................................                           21.10%
                                                                                                                 ------------------
       b. The default rate for the related Monthly Period..........................................                            6.46%
                                                                                                                 ------------------
       c. The Net Portfolio Yield for the related Monthly Period...................................                           14.64%
                                                                                                                 ------------------
       d. The Base Rate for the related Monthly Period.............................................                            5.39%
                                                                                                                 ------------------
       e. The Excess Spread Percentage for the related Monthly Period..............................                            9.25%
                                                                                                                 ------------------
       f. The Quarterly Excess Spread Percentage for the related Monthly Period....................                            9.45%
                                                                                                                 ------------------
             i) Excess Spread Percentage related to                        Jan-05                                              9.25%
                                                                                                                 ------------------
             ii) Excess Spread Percentage related to                       Dec-04                                             10.05%
                                                                                                                 ------------------
             iii) Excess Spread Percentage related to                      Nov-04                                              9.05%
                                                                                                                 ------------------
14. Floating Rate Determinations:

LIBOR for the Interest Period from January 20, 2005 through and including
February 21, 2005                                                                                                           2.50000%
                                                                                                                 ------------------
15.  Principal Funding Account

       a. The amount on deposit in the Principal Funding Account on the related
          Payment Date (after taking into consideration deposits and withdraws for
          the related Payment Date)................................................................              $                -
                                                                                                                 ------------------
       b. The Accumulation Shortfall with respect to the related Monthly Period....................              $                -
                                                                                                                 ------------------
       c. The Principal Funding Investment Proceeds deposited in the Collection
          Account to be treated as Available Finance Charge Collections............................              $                -
                                                                                                                 ------------------
16.  Reserve Account

       a. The amount on deposit in the Reserve Account on the related Payment Date
          (after taking into consideration deposits and withdraws for the
          related Payment Date)....................................................................              $       375,000.00
                                                                                                                 ------------------
       b. The Reserve Draw Amount for the related Monthly Period deposited into the
          Collection Account to be treated as Available Finance Charge Collections.................              $                -
                                                                                                                 ------------------
       c. Interest earnings on the Reserve Account deposited into the Collection
          Account to be treated as Available Finance Charge Collections............................              $                -
                                                                                                                 ------------------
17.  Cash Collateral Account

       a. The Required Cash Collateral Account Amount on the related Payment Date..................                    6,000,000.00
                                                                                                                 ------------------
       b. The Available Cash Collateral Account Amount on the related Payment Date.................              $     6,000,000.00
                                                                                                                 ------------------
18.  Investor Charge-Offs

       a. The aggregate amount of Investor Charge-Offs for the related Monthly Period..............              $                -
                                                                                                                 ------------------
       b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date..............              $                -
                                                                                                                 ------------------
19.  The Monthly Principal Reallocation Amount for the related Monthly Period......................              $                -
                                                                                                                 ------------------

                         Advanta Bank Corp.
                         as Servicer

                         By: /s/ MICHAEL COCO
                         Name: Michael Coco
                         Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                         PERIOD ENDING JANUARY 31, 2005

The information which is required to be prepared with respect to the Payment Date of February 22, 2005 and with respect to the performance of the Trust during the period of January 1, 2005 through January 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the Class A Noteholder.....              $                -
                                                                                                                 ------------------
      2.  The amount of distribution in respect to principal payment to the Class B Noteholder.....              $                -
                                                                                                                 ------------------
      3.  The amount of distribution in respect to principal payment to the Class C Noteholder.....              $                -
                                                                                                                 ------------------
      4.  The amount of distribution in respect to principal payment to the Class D Noteholder.....              $                -
                                                                                                                 ------------------
II. Information regarding the current monthly interest distribution to the
    Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A Monthly Interest....................                         2.65833
                                                                                                                 ------------------
      2.  The amount of distribution in respect to the Class B Monthly Interest....................                         3.89583
                                                                                                                 ------------------
      3.  The amount of distribution in respect to the Class C Monthly Interest....................                         5.50000
                                                                                                                 ------------------
      4.  The amount of distribution in respect to the Class D Monthly Interest....................                         9.62500
                                                                                                                 ------------------
III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A Noteholder....................                         2.65833
                                                                                                                 ------------------
      2.  The total amount of distribution in respect to the Class B Noteholder....................                         3.89583
                                                                                                                 ------------------
      3.  The total amount of distribution in respect to the Class C Noteholder....................                         5.50000
                                                                                                                 ------------------
      4.  The total amount of distribution in respect to the Class D Noteholder....................                         9.62500
                                                                                                                 ------------------
IV. Information regarding the performance of the Advanta Business Card Master Trust

      1.  The aggregate amount of such Collections with respect to Principal Receivables
          for the Monthly Period preceding such Payment Date.......................................              $   690,373,261.57
                                                                                                                 ------------------
      2.  The aggregate amount of such Collections with respect to Finance Charge and
          Administrative Receivables for the Monthly Period preceding such Payment Date............              $    55,779,788.56
                                                                                                                 ------------------
      3.  Recoveries for the preceding Monthly Period..............................................              $     1,460,299.49
                                                                                                                 ------------------
      4.  The Defaulted Amount for the preceding Monthly Period....................................              $    17,136,356.15
                                                                                                                 ------------------
      5.  The annualized percentage equivalent of a fraction, the numerator of which is the
          Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
          is the average Receivables for the preceding Monthly Period..............................                            5.83%
                                                                                                                 ------------------
      6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
          Monthly Period...........................................................................              $ 3,167,954,335.84
                                                                                                                 ------------------
      7.  The total amount of Principal Receivables in the trust as of the last day of the
          preceding Monthly Period.................................................................              $ 3,169,830,316.02
                                                                                                                 ------------------
      8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
          beginning of the preceding Monthly Period................................................              $    55,818,896.25
                                                                                                                 ------------------

9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
    last day of the preceding Monthly Period.......................................................              $    56,316,245.44
                                                                                                                 ------------------
10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
    last day of the preceding Monthly Period.......................................................              $ 2,519,750,000.00
                                                                                                                 ------------------
11. The Transferor Interest as of the last day of the preceding Monthly Period.....................              $   650,080,316.02
                                                                                                                 ------------------
12. The transferor percentage as of the last day of the preceding Monthly Period...................                           20.51%
                                                                                                                 ------------------
13. The Required Transferor Percentage.............................................................                            6.00%
                                                                                                                 ------------------
14. The Required Transferor Interest...............................................................              $   190,189,818.96
                                                                                                                 ------------------
15. The monthly principal payment rate for the preceding Monthly Period............................                          21.792%
                                                                                                                 ------------------
16. The balance in the Excess Funding Account as of the last day of the preceding
    Monthly Period.................................................................................              $                -
                                                                                                                 ------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:


                                                      Percentage            Aggregate
                                                      of Total               Account
                                                     Receivables             Balance
                                                     -----------         ----------------
(a) Delinquent between 30 days and 59 days                1.119%         $  36,104,815.54
(b) Delinquent between 60 days and 89 days                1.019%         $  32,865,346.63
(c) Delinquent between 90 days and 119 days               0.851%         $  27,450,083.01
(d) Delinquent between 120 days and 149 days              0.569%         $  18,369,819.80
(e) Delinquent between 150 days and 179 days              0.637%         $  20,545,474.71
(f) Delinquent 180 days or greater                        0.000%         $              -
                                                     ----------          ----------------
(g) Aggregate                                             4.195%         $ 135,335,539.69
                                                     ==========          ================

V. Information regarding Series 2003-A

      1. The amount of Principal Receivables in the Trust represented by the Invested Amount of
         Series 2003-A as of the last day of the related Monthly Period...........................               $   400,000,000.00
                                                                                                                 ------------------
      2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested
         Amount of Series 2003-A on the last day of the related Monthly Period....................               $   400,000,000.00
                                                                                                                 ------------------
                                                                                                    NOTE FACTORS
      3. The amount of Principal Receivables in the Trust represented by the Class A Note
         Principal Balance on the last day of the related Monthly Period  ........................     1,0000    $   320,000,000.00
                                                                                                                 ------------------
      4. The amount of Principal Receivables in the Trust represented by the Class B Note
         Principal Balance on the last day of the related Monthly Period  ........................     1,0000    $    37,000,000.00
                                                                                                                 ------------------
      5. The amount of Principal Receivables in the Trust represented by the Class C Note
         Principal Balance on the last day of the related Monthly Period  ........................     1,0000    $    29,000,000.00
                                                                                                                 ------------------
      6. The amount of Principal Receivables in the trust represented by the Class D Note
         Principal Balance on the last day of the related Monthly Period  ........................     1,0000    $    14,000,000.00
                                                                                                                 ------------------
      7. The Floating Investor Percentage with respect to the period:

      January 1, 2005 through January 19, 2005                                                                           12.6264446%
                                                                                                                 ------------------
      January 20, 2005 through January 31, 2005                                                                          12.5446442%
                                                                                                                 ------------------
      8. The Fixed Investor Percentage with respect to the period:

      January 1, 2005 through January 19, 2005                                                                                  N/A
                                                                                                                 ------------------
      January 20, 2005 through January 31, 2005                                                                                 N/A
                                                                                                                 ------------------
      9. The amount of Investor Principal Collections applicable to Series 2003-A.................               $    86,952,991.30
                                                                                                                 ------------------
      10a. The amount of the Investor Finance Charge Collections on deposit in the Collection
           Account on the Related Payment Date to be treated as Servicer Interchange..............               $        83,333.33
                                                                                                                 ------------------
      10b. The amount of Available Finance Charge Collections on deposit in the Collection
           Account on the related Payment Date....................................................               $     5,413,610.07
                                                                                                                 ------------------
      10c. The amount of Available Finance Charge Collections not on deposit in the Collection
           Account on the related Payment Date pursuant to Section 8.04(a) of the
           Master Indenture.......................................................................               $     1,536,414.83
                                                                                                                 ------------------

11.  The Investor Default Amount for the related Monthly Period.....................................             $     2,151,702.58
                                                                                                                 ------------------
12.  The Monthly Servicing Fee for the related Monthly Period.......................................             $       666,666.67
                                                                                                                 ------------------
13.  Trust yields for the related Monthly Period

          a. The cash yield for the related Monthly Period..........................................                          21.10%
                                                                                                                 ------------------
          b. The default rate for the related Monthly Period........................................                           6.46%
                                                                                                                 ------------------
          c. The Net Portfolio Yield for the related Monthly Period.................................                          14.64%
                                                                                                                 ------------------
          d. The Base Rate for the related Monthly Period...........................................                           5.87%
                                                                                                                 ------------------
          e. The Excess Spread Percentage for the related Monthly Period............................                           8.77%
                                                                                                                 ------------------
          f. The Quarterly Excess Spread Percentage for the related Monthly Period..................                           9.00%
                                                                                                                 ------------------

                   i) Excess Spread Percentage related to                        Jan-05                                        8.77%
                                                                                                                 ------------------
                   ii) Excess Spread Percentage related to                       Dec-04                                        9.60%
                                                                                                                 ------------------
                   iii) Excess Spread Percentage related to                      Nov-04                                        8.64%
                                                                                                                 ------------------
14. Floating Rate Determinations:

LIBOR for the Interest Period from January 20, 2005 through and including February 21, 2005                                 2.50000%
                                                                                                                 ------------------
15.  Principal Funding Account

          a. The amount on deposit in the Principal Funding Account on the related
             Payment Date (after taking into consideration deposits and withdraws
             for the related Payment Date)..........................................................             $                -
                                                                                                                 ------------------
          b. The Accumulation Shortfall with respect to the related Monthly Period..................             $                -
                                                                                                                 ------------------
          c. The Principal Funding Investment Proceeds deposited in the Collection
             Account to be treated as Available Finance Charge Collections..........................             $                -
                                                                                                                 ------------------
16.  Reserve Account

          a. The amount on deposit in the Reserve Account on the related Payment Date
             (after taking into consideration deposits and withdraws for the
             related Payment Date)..................................................................             $                -
                                                                                                                 ------------------
          b. The Reserve Draw Amount for the related Monthly Period deposited into the
             Collection Account to be treated as Available Finance Charge Collections...............             $                -
                                                                                                                 ------------------
          c. Interest earnings on the Reserve Account deposited into the Collection
             Account to be treated as Available Finance Charge Collections..........................             $                -
                                                                                                                 ------------------
17.  Cash Collateral Account

          a. The Required Cash Collateral Account Amount on the related Payment Date................                   8,000,000.00
                                                                                                                 ------------------
          b. The Available Cash Collateral Account Amount on the related Payment Date...............             $     8,000,000.00
                                                                                                                 ------------------
18.  Investor Charge-Offs

          a. The aggregate amount of Investor Charge-Offs for the related Monthly Period............             $                -
                                                                                                                 ------------------
          b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date............             $                -
                                                                                                                 ------------------
19.  The Monthly Principal Reallocation Amount for the related Monthly Period.......................             $                -
                                                                                                                 ------------------

                         Advanta Bank Corp.
                         as Servicer

                         By: /s/ MICHAEL COCO
                         Name:  Michael Coco
                         Title:  Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                         PERIOD ENDING JANUARY 31, 2005

The information which is required to be prepared with respect to the Payment Date of February 22, 2005 and with respect to the performance of the Trust during the period of January 1, 2005 through January 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the Class A Noteholder.....               $                -
                                                                                                                 ------------------
      2. The amount of distribution in respect to principal payment to the Class B Noteholder.....               $                -
                                                                                                                 ------------------
      3. The amount of distribution in respect to principal payment to the Class C Noteholder.....               $                -
                                                                                                                 ------------------
      4. The amount of distribution in respect to principal payment to the Class D Noteholder.....               $                -
                                                                                                                 ------------------
II. Information regarding the current monthly interest distribution to the
    Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A Monthly Interest....................                          2.61250
                                                                                                                 ------------------
      2. The amount of distribution in respect to the Class B Monthly Interest....................                          3.80417
                                                                                                                 ------------------
      3. The amount of distribution in respect to the Class C Monthly Interest....................                          6.05000
                                                                                                                 ------------------
      4. The amount of distribution in respect to the Class D Monthly Interest....................                          9.62500
                                                                                                                 ------------------
III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A Noteholder....................                          2.61250
                                                                                                                 ------------------
      2. The total amount of distribution in respect to the Class B Noteholder....................                          3.80417
                                                                                                                 ------------------
      3. The total amount of distribution in respect to the Class C Noteholder....................                          6.05000
                                                                                                                 ------------------
      4. The total amount of distribution in respect to the Class D Noteholder....................                          9.62500
                                                                                                                 ------------------
IV. Information regarding the performance of the Advanta Business Card Master
    Trust

      1. The aggregate amount of such Collections with respect to Principal Receivables
         for the Monthly Period preceding such Payment Date........................................              $   690,373,261.57
                                                                                                                 ------------------
      2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date............................              $    55,779,788.56
                                                                                                                 ------------------
      3. Recoveries for the preceding Monthly Period...............................................              $     1,460,299.49
                                                                                                                 ------------------
      4. The Defaulted Amount for the preceding Monthly Period.....................................              $    17,136,356.15
                                                                                                                 ------------------
      5. The annualized percentage equivalent of a fraction, the numerator of which is the
         Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
         is the average Receivables for the preceding Monthly Period................................                           5.83%
                                                                                                                 ------------------
      6. The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period............................................................................              $ 3,167,954,335.84
                                                                                                                 ------------------
      7. The total amount of Principal Receivables in the trust as of the last day of the
         preceding Monthly Period..................................................................              $ 3,169,830,316.02
                                                                                                                 ------------------

8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
    beginning of the preceding Monthly Period......................................................              $    55,818,896.25
                                                                                                                 ------------------
9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
    last day of the preceding Monthly Period.......................................................              $    56,316,245.44
                                                                                                                 ------------------
10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
    last day of the preceding Monthly Period.......................................................              $ 2,519,750,000.00
                                                                                                                 ------------------
11. The Transferor Interest as of the last day of the preceding Monthly Period.....................              $   650,080,316.02
                                                                                                                 ------------------
12. The transferor percentage as of the last day of the preceding Monthly Period...................                           20.51%
                                                                                                                 ------------------
13. The Required Transferor Percentage.............................................................                            6.00%
                                                                                                                 ------------------
14. The Required Transferor Interest...............................................................              $   190,189,818.96
                                                                                                                 ------------------
15. The monthly principal payment rate for the preceding Monthly Period............................                          21.792%
                                                                                                                 ------------------
16. The balance in the Excess Funding Account as of the last day of the preceding Monthly
    Period.........................................................................................              $                -
                                                                                                                 ------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                    Percentage              Aggregate
                                                                     of Total                Account
                                                                   Receivables               Balance
                                                                   ------------          ---------------
(a) Delinquent between 30 days and 59 days                            1.119%             $ 36,104,815.54
(b) Delinquent between 60 days and 89 days                            1.019%             $ 32,865,346.63
(c) Delinquent between 90 days and 119 days                           0.851%             $ 27,450,083.01
(d) Delinquent between 120 days and 149 days                          0.569%             $ 18,369,819.80
(e) Delinquent between 150 days and 179 days                          0.637%             $ 20,545,474.71
(f) Delinquent 180 days or greater                                    0.000%             $             -
                                                                      -----              ---------------
(g) Aggregate                                                         4.195%             $135,335,539.69
                                                                      =====              ===============

V. Information regarding Series 2003-B

      1. The amount of Principal Receivables in the Trust represented by the Invested Amount
         of Series 2003-B as of the last day of the related Monthly Period.........................              $   300,000,000.00
                                                                                                                 ------------------
      2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested
         Amount of Series 2003-B on the last day of the related Monthly Period.....................              $   300,000,000.00
                                                                                                                 ------------------
                                                                                                    NOTE FACTORS
      3. The amount of Principal Receivables in the Trust represented by the Class A Note
         Principal Balance on the last day of the related Monthly Period...........................   1.0000     $   240,000,000.00
                                                                                                                 ------------------
      4. The amount of Principal Receivables in the Trust represented by the Class B Note
         Principal Balance on the last day of the related Monthly Period...........................   1.0000     $    27,750,000.00
                                                                                                                 ------------------
      5. The amount of Principal Receivables in the Trust represented by the Class C Note
         Principal Balance on the last day of the related Monthly Period...........................   1.0000     $    21,750,000.00
                                                                                                                 ------------------
      6. The amount of Principal Receivables in the trust represented by the Class D Note
         Principal Balance on the last day of the related Monthly Period...........................   1.0000     $    10,500,000.00
                                                                                                                 ------------------
      7. The Floating Investor Percentage with respect to the period:

      January 1, 2005 through January 19, 2005                                                                            9.4698335%
                                                                                                                 ------------------
      January 20, 2005 through January 31, 2005                                                                           9.4084832%
                                                                                                                 ------------------
      8. The Fixed Investor Percentage with respect to the period:

      January 1, 2005 through January 19, 2005                                                                                  N/A
                                                                                                                 ------------------
      January 20, 2005 through January 31, 2005                                                                                 N/A
                                                                                                                 ------------------
      9. The amount of Investor Principal Collections applicable to Series 2003-B..................              $    65,214,743.81
                                                                                                                 ------------------
      10a. The amount of Available Finance Charge Collections on deposit in the
           Collection Account on the related Payment Date..........................................              $     4,060,207.54
                                                                                                                 ------------------
      10b. The amount of Available Finance Charge Collections not on deposit in the Collection
           Account on the related Payment Date pursuant to Section 8.04(a) of the
           Master Indenture........................................................................              $     1,214,811.15
                                                                                                                 ------------------

11.  The Investor Default Amount for the related Monthly Period....................................              $     1,613,776.95
                                                                                                                 ------------------
12.  The Monthly Servicing Fee for the related Monthly Period......................................              $       500,000.00
                                                                                                                 ------------------
13.  Trust yields for the related Monthly Period

      a. The cash yield for the related Monthly Period.............................................                           21.10%
                                                                                                                 ------------------
      b. The default rate for the related Monthly Period...........................................                            6.46%
                                                                                                                 ------------------
      c. The Net Portfolio Yield for the related Monthly Period....................................                           14.64%
                                                                                                                 ------------------
      d. The Base Rate for the related Monthly Period..............................................                            5.86%
                                                                                                                 ------------------
      e. The Excess Spread Percentage for the related Monthly Period...............................                            8.78%
                                                                                                                 ------------------
      f. The Quarterly Excess Spread Percentage for the related Monthly Period.....................                            9.01%
                                                                                                                 ------------------
             i) Excess Spread Percentage related to                      Jan-05                                                8.78%
                                                                                                                 ------------------
             ii) Excess Spread Percentage related to                     Dec-04                                                9.61%
                                                                                                                 ------------------
             iii) Excess Spread Percentage related to                    Nov-04                                                8.65%
                                                                                                                 ------------------
14. Floating Rate Determinations:

LIBOR for the Interest Period from January 20, 2005 through and  including February 21, 2005                                2.50000%
                                                                                                                 ------------------
15.  Principal Funding Account

      a. The amount on deposit in the Principal Funding Account on the related
         Payment Date (after taking into consideration deposits and withdraws for the related
         Payment Date).............................................................................              $                -
                                                                                                                 ------------------
      b. The Accumulation Shortfall with respect to the related Monthly Period.....................              $                -
                                                                                                                 ------------------
      c. The Principal Funding Investment Proceeds deposited in the Collection Account to be
         treated as Available Finance Charge Collections...........................................              $                -
                                                                                                                 ------------------
16.  Reserve Account

      a. The amount on deposit in the Reserve Account on the related Payment Date (after taking
         into consideration deposits and withdraws for the related Payment Date)...................              $                -
                                                                                                                 ------------------
      b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
         Account to be treated as Available Finance Charge Collections.............................              $                -
                                                                                                                 ------------------
      c. Interest earnings on the Reserve Account deposited into the Collection
         Account to be treated as Available Finance Charge Collections.............................              $                -
                                                                                                                 ------------------
17.  Cash Collateral Account

      a. The Required Cash Collateral Account Amount on the related Payment Date...................              $     6,750,000.00
                                                                                                                 ------------------
      b. The Available Cash Collateral Account Amount on the related Payment Date..................              $     6,750,000.00
                                                                                                                 ------------------
18.  Investor Charge-Offs

      a. The aggregate amount of Investor Charge-Offs for the related Monthly Period...............              $                -
                                                                                                                 ------------------
      b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date...............              $                -
                                                                                                                 ------------------
19.  The Monthly Principal Reallocation Amount for the related Monthly Period......................              $                -
                                                                                                                 ------------------

                         Advanta Bank Corp.
                         as Servicer

                         By: /s/ MICHAEL COCO
                         Name: Michael Coco
                         Title: Vice President and Treasurer

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                         PERIOD ENDING JANUARY 31, 2005

The information which is required to be prepared with respect to the Payment Date of February 22, 2005 and with respect to the performance of the Trust during the period of January 1, 2005 through January 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the Class A-1 Noteholders........  $                  -
                                                                                                          --------------------

      2. The amount of distribution in respect to principal payment to the Class A-2 Noteholders........  $                  -
                                                                                                          --------------------

      3. The amount of distribution in respect to principal payment to the Class B Noteholders..........  $                  -
                                                                                                          --------------------

      4. The amount of distribution in respect to principal payment to the Class C-1 Noteholders........  $                  -
                                                                                                          --------------------

      5. The amount of distribution in respect to principal payment to the Class C-2 Noteholders........  $                  -
                                                                                                          --------------------

      6. The amount of distribution in respect to principal payment to the Class D Noteholders..........  $                  -
                                                                                                          --------------------

II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A-1 Monthly Interest........................  $            2.59166
                                                                                                          --------------------

      2. The amount of distribution in respect to the Class A-2 Monthly Interest........................  $            2.50250
                                                                                                          --------------------

      3. The amount of distribution in respect to the Class B Monthly Interest..........................  $            3.66667
                                                                                                          --------------------

      4. The amount of distribution in respect to the Class C-1 Monthly Interest........................  $            5.91250
                                                                                                          --------------------

      5. The amount of distribution in respect to the Class C-2 Monthly Interest........................  $            4.95833
                                                                                                          --------------------

      6. The amount of distribution in respect to the Class D Monthly Interest..........................  $            8.70833
                                                                                                          --------------------

III. Information regarding the total monthly distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A-1 Noteholders.......................  $            2.59166
                                                                                                          --------------------

      2. The total amount of distribution in respect to the Class A-2 Noteholders.......................  $            2.50250
                                                                                                          --------------------

      3. The total amount of distribution in respect to the Class B Noteholders.........................  $            3.66667
                                                                                                          --------------------

      4. The total amount of distribution in respect to the Class C-1 Noteholders.......................  $            5.91250
                                                                                                          --------------------

      5. The total amount of distribution in respect to the Class C-2 Noteholders.......................  $            4.95833
                                                                                                          --------------------

      6. The total amount of distribution in respect to the Class D Noteholders.........................  $            8.70833
                                                                                                          --------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

      1. The aggregate amount of such Collections with respect to Principal
         Receivables for the Monthly Period preceding such Payment Date.................................  $     690,373,261.57
                                                                                                          --------------------

      2. The aggregate amount of such Collections with respect to Finance Charge and
         Administrative Receivables for the Monthly Period preceding such Payment Date..................  $      55,779,788.56
                                                                                                          --------------------

      3. Recoveries for the preceding Monthly Period....................................................  $       1,460,299.49
                                                                                                          --------------------

      4. The Defaulted Amount for the preceding Monthly Period..........................................  $      17,136,356.15
                                                                                                          --------------------

      5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the
         denominator is the average Receivables for the preceding Monthly Period........................                  5.83%
                                                                                                          --------------------

      6. The total amount of Principal Receivables in the trust at the beginning of the
         preceding Monthly Period.......................................................................  $   3,167,954,335.84
                                                                                                          --------------------

      7. The total amount of Principal Receivables in the trust as of the last day of the
         preceding Monthly Period.......................................................................  $   3,169,830,316.02
                                                                                                          --------------------

      8. The total amount of Finance Charge and Administrative Receivables in the
         Trust at the beginning of the preceding Monthly Period.........................................  $      55,818,896.25
                                                                                                          --------------------

      9. The total amount of Finance Charge and Administrative Receivables in the
         Trust as of the last day of the preceding Monthly Period.......................................  $      56,316,245.44
                                                                                                          --------------------

10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding
    as of the last day of the preceding Monthly Period..............................................      $   2,519,750,000.00
                                                                                                          --------------------

11. The Transferor Interest as of the last day of the preceding Monthly Period......................      $     650,080,316.02
                                                                                                          --------------------

12. The transferor percentage as of the last day of the preceding Monthly Period....................                     20.51%
                                                                                                          --------------------

13. The Required Transferor Percentage..............................................................                      6.00%
                                                                                                          --------------------

14. The Required Transferor Interest................................................................      $     190,189,818.96
                                                                                                          --------------------

15. The monthly principal payment rate for the preceding Monthly Period.............................                    21.792%
                                                                                                          --------------------

16. The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period...      $                  -
                                                                                                          --------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                    Percentage             Aggregate
                                                                     of Total               Account
                                                                   Receivables              Balance
                                                                   -----------         ----------------
(a) Delinquent between 30 days and 59 days                            1.119%           $  36,104,815.54

(b) Delinquent between 60 days and 89 days                            1.019%           $  32,865,346.63

(c) Delinquent between 90 days and 119 days                           0.851%           $  27,450,083.01

(d) Delinquent between 120 days and 149 days                          0.569%           $  18,369,819.80

(e) Delinquent between 150 days and 179 days                          0.637%           $  20,545,474.71

(f) Delinquent 180 days or greater                                    0.000%           $              -
                                                                      -----            ----------------
(g) Aggregate                                                         4.195%           $ 135,335,539.69
                                                                      =====            ================

V. Information regarding Series 2003-C

   1. The amount of Principal Receivables in the Trust represented by the Invested
      Amount of Series 2003-C as of the last day of the related Monthly Period............                $     300,000,000.00
                                                                                                          --------------------

   2. The amount of Principal Receivables in the Trust represented by the Adjusted
      Invested Amount of Series 2003-C on the last day of the related Monthly Period......                $     300,000,000.00
                                                                                                          --------------------

                                                                                            NOTE FACTORS

   3. The amount of Principal Receivables in the Trust represented by the Class A-1
      Note Principal Balance on the last day of the related Monthly Period................     1.0000     $     210,000,000.00
                                                                                                          --------------------

   4. The amount of Principal Receivables in the Trust represented by the Class A-2
      Note Principal Balance on the last day of the related Monthly Period................     1.0000     $      30,000,000.00
                                                                                                          --------------------

   5. The amount of Principal Receivables in the Trust represented by the Class B
      Note Principal Balance on the last day of the related Monthly Period................     1.0000     $      27,750,000.00
                                                                                                          --------------------

   6. The amount of Principal Receivables in the Trust represented by the Class C-1
      Note Principal Balance on the last day of the related Monthly Period................     1.0000     $      10,000,000.00
                                                                                                          --------------------

   7. The amount of Principal Receivables in the Trust represented by the Class C-2
      Note Principal Balance on the last day of the related Monthly Period................     1.0000     $      11,750,000.00
                                                                                                          --------------------

   8. The amount of Principal Receivables in the trust represented by the Class D
      Note Principal Balance on the last day of the related Monthly Period................     1.0000     $      10,500,000.00
                                                                                                          --------------------

   9. The Floating Investor Percentage with respect to the period:

   January 1, 2005 through January 19, 2005                                                                          9.4698335%
                                                                                                          --------------------
   January 20, 2005 through January 31, 2005                                                                         9.4084832%
                                                                                                          --------------------
   10. The Fixed Investor Percentage with respect to the period:

   January 1, 2005 through January 19, 2005                                                                                N/A
                                                                                                          --------------------
   January 20, 2005 through January 31, 2005                                                                               N/A
                                                                                                          --------------------

   11. The amount of Investor Principal Collections applicable to Series 2003-C...........                $      65,214,743.81
                                                                                                          --------------------

   12a. The amount of Available Finance Charge Collections on deposit in the
        Collection Account on the related Payment Date....................................                $       4,060,207.54
                                                                                                          --------------------

   12b. The amount of Available Finance Charge Collections not on deposit in the
        Collection Account on the related Payment Date pursuant to Section 8.04(a)
        of the Master Indenture...........................................................                $       1,214,811.15
                                                                                                          --------------------

   13. The Investor Default Amount for the related Monthly Period.........................                $       1,613,776.95
                                                                                                          --------------------

   14. The Monthly Servicing Fee for the related Monthly Period...........................                $         500,000.00
                                                                                                          --------------------

   15. Trust yields for the related Monthly Period

         a. The cash yield for the related Monthly Period.................................                               21.10%
                                                                                                          --------------------

            b. The default rate for the related Monthly Period..........................................                  6.46%
                                                                                                          --------------------

            c. The Net Portfolio Yield for the related Monthly Period...................................                 14.64%
                                                                                                          --------------------

            d. The Base Rate for the related Monthly Period.............................................                  5.72%
                                                                                                          --------------------

            e. The Excess Spread Percentage for the related Monthly Period..............................                  8.92%
                                                                                                          --------------------

            f. The Quarterly Excess Spread Percentage for the related Monthly Period....................                  9.14%
                                                                                                          --------------------

                  i) Excess Spread Percentage related to                        Jan-05                                    8.92%
                                                                                                          --------------------

                  ii) Excess Spread Percentage related to                       Dec-04                                    9.78%
                                                                                                          --------------------

                  iii) Excess Spread Percentage related to                      Nov-04                                    8.72%
                                                                                                          --------------------

16. Floating Rate Determinations:

Average Federal Funds Rate for the Interest Period from
January 20, 2005 through and including February 21, 2005                                                               2.42727%
                                                                                                          --------------------

 LIBOR for the Interest Period from  January 20, 2005 through
 and including February 21, 2005                                                                                       2.50000%
                                                                                                          --------------------

Federal Funds Rate in effect for each day during the interest period of January 20, 2005 through and including February 21, 2005

      January 20   2.19%   January 28   2.39%   February 5    2.49%   February 13   2.51%

      January 21   2.25%   January 29   2.39%   February 6    2.49%   February 14   2.50%

      January 22   2.25%   January 30   2.39%   February 7    2.51%   February 15   2.51%

      January 23   2.25%   January 31   2.48%   February 8    2.50%   February 16   2.53%

      January 24   2.26%   February 1   2.50%   February 9    2.48%   February 17   2.53%

      January 25   2.26%   February 2   2.40%   February 10   2.50%   February 18   2.53%

      January 26   2.29%   February 3   2.29%   February 11   2.51%   February 19   2.53%

      January 27   2.33%   February 4   2.49%   February 12   2.51%   February 20   2.53%

                                                                      February 21   2.53%

17. Principal Funding Account

            a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits and
               withdraws for the related Payment Date)..................................................  $                  -
                                                                                                          --------------------

            b. The Accumulation Shortfall with respect to the related Monthly Period....................  $                  -
                                                                                                          --------------------

            c. The Principal Funding Investment Proceeds deposited in the Collection
               Account to be treated as Available Finance Charge Collections............................  $                  -
                                                                                                          --------------------

18. Reserve Account

            a. The amount on deposit in the Reserve Account on the
               related Payment Date (after taking into consideration
               deposits and withdraws for the related Payment Date).....................................  $                  -
                                                                                                          --------------------

            b. The Reserve Draw Amount for the related Monthly Period
               deposited into the Collection Account to be treated as
               Available Finance Charge Collections.....................................................  $                  -
                                                                                                          --------------------

            c. Interest earnings on the Reserve Account deposited into the Collection
               Account to be treated as Available Finance Charge Collections............................  $                  -
                                                                                                          --------------------

19. Cash Collateral Account

            a. The Required Cash Collateral Account Amount on the related Payment Date..................  $       6,750,000.00
                                                                                                          --------------------

            b. The Available Cash Collateral Account Amount on the related Payment Date.................  $       6,750,000.00
                                                                                                          --------------------

20.  Investor Charge-Offs

            a. The aggregate amount of Investor Charge-Offs for the related Monthly Period..............  $                  -
                                                                                                          --------------------

            b. The aggregate amount of Investor Charge-Offs reimbursed
               on the Payment Date......................................................................  $                  -
                                                                                                          --------------------

21.  The Monthly Principal Reallocation Amount for the related Monthly Period...........................  $                  -
                                                                                                          --------------------

                  Advanta Bank Corp.
                  as Servicer

                  By: /s/ MICHAEL COCO
                      --------------------------------
                  Name:  Michael Coco
                  Title:  Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                         PERIOD ENDING JANUARY 31, 2005

The information which is required to be prepared with respect to the Payment Date of February 22, 2005 and with respect to the performance of the Trust during the period of January 1, 2005 through January 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the Class A Noteholder...........  $                  -
                                                                                                          --------------------

      2. The amount of distribution in respect to principal payment to the Class B Noteholder...........  $                  -
                                                                                                          --------------------

      3. The amount of distribution in respect to principal payment to the Class C Noteholder...........  $                  -
                                                                                                          --------------------

      4. The amount of distribution in respect to principal payment to the Class D Noteholder...........  $                  -
                                                                                                          --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A Monthly Interest..........................               2.53917
                                                                                                          --------------------

      2. The amount of distribution in respect to the Class B Monthly Interest..........................               3.34583
                                                                                                          --------------------

      3. The amount of distribution in respect to the Class C Monthly Interest..........................               4.95000
                                                                                                          --------------------

      4. The amount of distribution in respect to the Class D Monthly Interest..........................               9.16667
                                                                                                          --------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A Noteholder..........................               2.53917
                                                                                                          --------------------

      2. The total amount of distribution in respect to the Class B Noteholder..........................               3.34583
                                                                                                          --------------------

      3. The total amount of distribution in respect to the Class C Noteholder..........................               4.95000
                                                                                                          --------------------

      4. The total amount of distribution in respect to the Class D Noteholder..........................               9.16667
                                                                                                          --------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

      1. The aggregate amount of such Collections with respect to Principal
         Receivables for the Monthly Period preceding such Payment Date.................................  $     690,373,261.57
                                                                                                          --------------------

      2. The aggregate amount of such Collections with respect to
         Finance Charge and Administrative Receivables
         for the Monthly Period preceding such Payment Date.............................................  $      55,779,788.56
                                                                                                          --------------------

      3. Recoveries for the preceding Monthly Period....................................................  $       1,460,299.49
                                                                                                          --------------------

      4. The Defaulted Amount for the preceding Monthly Period..........................................  $      17,136,356.15
                                                                                                          --------------------

      5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and
         the denominator is the average Receivables for the preceding Monthly Period....................                  5.83%
                                                                                                          --------------------

      6. The total amount of Principal Receivables in the trust at the beginning of
         the preceding Monthly Period...................................................................  $   3,167,954,335.84
                                                                                                          --------------------

      7. The total amount of Principal Receivables in the trust as of the last day of
         the preceding Monthly Period...................................................................  $   3,169,830,316.02
                                                                                                          --------------------

      8. The total amount of Finance Charge and Administrative
         Receivables in the Trust at the beginning of the preceding Monthly Period......................  $      55,818,896.25
                                                                                                          --------------------

      9. The total amount of Finance Charge and Administrative Receivables in the Trust
         as of the last day of the preceding Monthly Period.............................................  $      56,316,245.44
                                                                                                          --------------------

10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding
    as of the last day of the preceding Monthly Period............................................  $   2,519,750,000.00
                                                                                                    --------------------

11. The Transferor Interest as of the last day of the preceding Monthly Period....................  $     650,080,316.02
                                                                                                    --------------------

12. The transferor percentage as of the last day of the preceding Monthly Period..................                 20.51%
                                                                                                    --------------------

13. The Required Transferor Percentage............................................................                  6.00%
                                                                                                    --------------------

14. The Required Transferor Interest..............................................................  $     190,189,818.96
                                                                                                    --------------------

15. The monthly principal payment rate for the preceding Monthly Period...........................                21.792%
                                                                                                    --------------------

16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period..  $                  -
                                                                                                    --------------------

      17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                             Percentage                Aggregate
                                                              of Total                  Account
                                                             Receivables                Balance
                                                             -----------        ----------------------
(a) Delinquent between 30 days and 59 days                      1.119%          $        36,104,815.54

(b) Delinquent between 60 days and 89 days                      1.019%          $        32,865,346.63

(c) Delinquent between 90 days and 119 days                     0.851%          $        27,450,083.01

(d) Delinquent between 120 days and 149 days                    0.569%          $        18,369,819.80

(e) Delinquent between 150 days and 179 days                    0.637%          $        20,545,474.71

(f) Delinquent 180 days or greater                              0.000%          $                    -
                                                                -----           ----------------------
(g) Aggregate                                                   4.195%          $       135,335,539.69
                                                                =====           ======================

V. Information regarding Series 2003-D

      1. The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2003-D as of
         the last day of the related Monthly Period...................................                    $     400,000,000.00
                                                                                                          --------------------

      2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-D
         on the last day of the related Monthly Period................................                    $     400,000,000.00
                                                                                                          --------------------
                                                                                        NOTE FACTORS

      3. The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on
         the last day of the related Monthly Period...................................    1.0000          $     320,000,000.00
                                                                                                          --------------------

      4. The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
         Monthly Period...............................................................   1.0000          $      37,000,000.00
                                                                                                          --------------------

      5. The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
         Monthly Period...............................................................    1.0000          $      29,000,000.00
                                                                                                          --------------------

      6. The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
         Monthly Period...............................................................    1.0000          $      14,000,000.00
                                                                                                          --------------------

      7. The Floating Investor Percentage with respect to the period:

      January 1, 2005 through January 19, 2005                                                                      12.6264446%
                                                                                                          --------------------

      January 20, 2005 through January 31, 2005                                                                     12.5446442%
                                                                                                          --------------------

      8. The Fixed Investor Percentage with respect to the period:

      January 1, 2005 through January 19, 2005                                                                             N/A
                                                                                                          --------------------

      January 20, 2005 through January 31, 2005                                                                            N/A
                                                                                                          --------------------

      9. The amount of Investor Principal Collections applicable to Series 2003-D.....                    $      86,952,991.30
                                                                                                          --------------------

      10a. The amount of Available Finance Charge Collections on deposit in the
           Collection Account on the related Payment Date.............................                    $       5,413,610.07
                                                                                                          --------------------

      10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
            Section 8.04(a) of  the Master Indenture..................................                    $       1,619,748.16
                                                                                                          --------------------

      11.  The Investor Default Amount for the related Monthly Period.................                    $       2,151,702.58
                                                                                                          --------------------

      12.  The Monthly Servicing Fee for the related Monthly Period...................                    $         666,666.67
                                                                                                          --------------------

      13.  Trust yields for the related Monthly Period

            a. The cash yield for the related Monthly Period..........................                                   21.10%
                                                                                                          --------------------

            b. The default rate for the related Monthly Period........................                                    6.46%
                                                                                                          --------------------

            c. The Net Portfolio Yield for the related Monthly Period.................                                   14.64%
                                                                                                          --------------------

      d.  The Base Rate for the related Monthly Period............................................                  5.62%
                                                                                                    --------------------

      e.  The Excess Spread Percentage for the related Monthly Period.............................                  9.02%
                                                                                                    --------------------

      f.  The Quarterly Excess Spread Percentage for the related Monthly Period...................                  9.23%
                                                                                                    --------------------

            i) Excess Spread Percentage related to                                Jan-05                            9.02%
                                                                                                    --------------------

            ii) Excess Spread Percentage related to                               Dec-04                            9.83%
                                                                                                    --------------------

            iii) Excess Spread Percentage related to                              Nov-04                            8.85%
                                                                                                    --------------------

14. Floating Rate Determinations:

LIBOR for the Interest Period from  January 20, 2005 through and  including February 21, 2005                    2.50000%
                                                                                                    --------------------
15. Principal Funding Account

      a. The amount on deposit in the Principal Funding Account on the related
         Payment Date (after taking into consideration deposits and withdraws
         for the related Payment Date)............................................................  $                  -
                                                                                                    --------------------

      b. The Accumulation Shortfall with respect to the related Monthly Period ...................
                                                                                                    --------------------

      c. The Principal Funding Investment Proceeds deposited in the Collection Account to be
         treated as Available Finance Charge Collections .........................................  $                  -
                                                                                                    --------------------

16. Reserve Account

      a. The amount on deposit in the Reserve Account
         on the related Payment Date (after taking
         into consideration deposits and withdraws
         for the related Payment Date)............................................................  $                  -
                                                                                                    --------------------

      b. The Reserve Draw Amount for the related
         Monthly Period deposited into the Collection
         Account to be treated as Available Finance
         Charge Collections.......................................................................  $                  -
                                                                                                    --------------------

      c. Interest earnings on the Reserve Account
         deposited into the Collection
         Account to be treated as Available Finance Charge Collections............................  $                  -
                                                                                                    --------------------

17. Cash Collateral Account

      a. The Required Cash Collateral Account Amount on the related Payment Date..................  $       9,000,000.00
                                                                                                    --------------------

      b. The Available Cash Collateral Account Amount on the related Payment Date.................  $       9,000,000.00
                                                                                                    --------------------

18. Investor Charge-Offs

      a. The aggregate amount of Investor Charge-Offs for the related Monthly Period..............  $                  -
                                                                                                    --------------------

      b. The aggregate amount of Investor Charge-Offs
         reimbursed on the Payment Date...........................................................  $                  -
                                                                                                    --------------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period......................  $                  -
                                                                                                          --------------------

                  Advanta Bank Corp.
                  as Servicer

                  By: /s/ MICHAEL COCO
                      -------------------------------
                  Name: Michael Coco
                  Title: Vice President and Treasurer

EXHIBIT C

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  ADVANTASERIES
                         PERIOD ENDING JANUARY 31, 2005

The information which is required to be prepared with respect to the Payment Date of February 22, 2005 and with respect to the performance of the Trust during the period of January 1, 2005 through January 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders


                                   Total amount of
                                   principal to be
                     CUSIP Number       paid         Per $1,000
                     ------------  ---------------   ----------
NOTHING TO REPORT

II. Information regarding the current monthly interest distribution to the Noteholders

                        Total amount of
                        interest to be
         CUSIP Number        paid         Per $1,000
         ------------   ---------------   ----------
2004-C1   00761H BG 5        325,416.67     3.25417
2004-D1                       68,750.00     6.87500

III. Information regarding the performance of the Advanta Business Card Master Trust

1.  The aggregate amount of such Collections with respect to Principal Receivables for the Monthly        $         690,373,261.57
    Period preceding such Payment Date                                                                    ------------------------

2.  The aggregate amount of such Collections with respect to Finance Charge
    and Administrative Receivables for the Monthly Period preceding such Payment Date                     $          55,779,788.56
                                                                                                          ------------------------

3.  Recoveries for the Monthly Period preceding such Payment Date                                         $           1,460,299.49
                                                                                                          ------------------------
4.  The Defaulted Amount for the Monthly Period preceding such Payment Date                               $          17,136,356.15
                                                                                                          --------------------------
5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the
    denominator is the average Receivables for the preceding Monthly Period                                                   5.83%
                                                                                                          ------------------------
6.  The total amount of Principal Receivables in the trust at the beginning of the preceding              $       3,167,954,335.84
    Monthly Period                                                                                        ------------------------

7.  The total amount of Principal Receivables in the trust as of the last day of the preceding            $       3,169,830,316.02
    Monthly Period                                                                                        ------------------------

8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the                 $          55,818,896.25
    beginning of the preceding Monthly Period                                                             ------------------------

9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last         $          56,316,245.44
    day of the preceding Monthly Period                                                                   ------------------------

10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last            $       2,519,750,000.00
    day of the preceding Monthly Period                                                                   ------------------------

11. The Transferor Interest as of the end of the Monthly Period preceding such Payment Date               $         650,080,316.02
                                                                                                          ------------------------
12. The transferor percentage as of the end of the Monthly Period preceding such Payment Date                                20.51%
                                                                                                          ------------------------
13. The Required Transferor Percentage                                                                                        6.00%
                                                                                                          ------------------------
14. The Required Transferor Interest                                                                      $         190,189,818.96
                                                                                                          ------------------------
15. The monthly principal payment rate for the Monthly Period preceding such Payment Date                                   21.792%
                                                                                                          ------------------------
16. The balance in the Excess Funding Account as of the end of the Monthly Period preceding such          $                      -
    Payment Date                                                                                          ------------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the end of the Monthly Period preceding such Payment Date:

                                                Percentage of
                                              Total Receivables   Aggregate Account Balance
                                              -----------------   -------------------------
(a) Delinquent between 30 days and 59 days          1.119%             $  36,104,815.54
(b) Delinquent between 60 days and 89 days          1.019%                32,865,346.63
(c) Delinquent between 90 days and 119 days         0.851%                27,450,083.01
(d) Delinquent between 120 days and 149 days        0.569%                18,369,819.80
(e) Delinquent between 150 days and 179 days        0.637%                20,545,474.71
(f) Delinquent 180 days or greater                  0.000%                            -
                                                    -----              ----------------
(g) Aggregate                                       4.195%             $ 135,335,539.69
                                                    =====              ================

IV. Information regarding the AdvantaSeries

      1. AdvantaSeries balances and amounts as of the end of the Monthly Period preceding such Payment Date

                     Initial Principal  Outstanding Principal  Adjusted Outstanding      Invested      Adjusted Invested
                          Balance              Balance          Principal Balance          Amount            Amount
                     -----------------  ---------------------  --------------------  ----------------  -----------------
2004-C1               $ 100,000,000.00    $ 100,000,000.00       $ 100,000,000.00    $ 100,000,000.00  $ 100,000,000.00
                      ----------------    ----------------       ----------------    ----------------  ----------------
Total Class C         $ 100,000,000.00    $ 100,000,000.00       $ 100,000,000.00    $ 100,000,000.00  $ 100,000,000.00

2004-D1               $  10,000,000.00    $  10,000,000.00       $  10,000,000.00    $  10,000,000.00  $  10,000,000.00
                      ----------------    ----------------       ----------------    ----------------  ----------------
Total Class D         $  10,000,000.00    $  10,000,000.00       $  10,000,000.00    $  10,000,000.00  $  10,000,000.00
                      ----------------    ----------------       ----------------    ----------------  ----------------
Total AdvantaSeries   $ 110,000,000.00    $ 110,000,000.00       $ 110,000,000.00    $ 110,000,000.00  $ 110,000,000.00
                      ================    ================       ================    ================  ================

2. Weighted Average Floating Allocation Amount for the related Monthly Period                                $  110,000,000.00
                                                                                                             -----------------
3. The Floating Investor Percentage with respect to the period:

January 1, 2005 through January 19, 2005                                                                             3.4722723%
                                                                                                             -----------------
January 20, 2005 through January 31, 2005                                                                            3.4497772%
                                                                                                             -----------------

4. The Fixed Investor Percentage with respect to the period:

January 1, 2005 through January 19, 2005                                                                             3.4722723%
                                                                                                             -----------------
January 20, 2005 through January 31, 2005                                                                            3.4497772%
                                                                                                             -----------------
5. The amount of Investor Principal Collections applicable to the AdvantaSeries                              $   23,912,072.87
                                                                                                             -----------------
6a. The amount of Available Finance Charge Collections on deposit in the Collection Account on the related
     Payment Date                                                                                            $    1,488,742.80
                                                                                                             -----------------
6b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on related
     Payment Date pursuant to Section 8.04(a) of the Master Indenture                                        $      445,430.77
                                                                                                             -----------------
7. The AdvantaSeries Defaulted Amount for the related Monthly Period                                         $      591,718.26
                                                                                                             -----------------
8. The AdvantaSeries Monthly Servicing Fee for the related Monthly Period                                    $      183,333.33
                                                                                                             -----------------
9. AdvantaSeries performance for the related Monthly Period

      a. The cash yield for the related Monthly Period                                                                   21.10%
                                                                                                             -----------------
      b. The default rate for the related Monthly Period                                                                  6.46%
                                                                                                             -----------------
      c. The Net Portfolio Yield for the related Monthly Period                                                          14.64%
                                                                                                             -----------------
      d. The Base Rate for the related Monthly Period                                                                     5.91%
                                                                                                             -----------------
      e. The Excess Spread Percentage for the related Monthly Period                                                      8.73%
                                                                                                             -----------------
      f. The Quarterly Excess Spread Percentage                                                                          13.15%
                                                                                                             -----------------
      g. The Excess Spread Amount for the related Monthly Period                                             $      764,955.31
                                                                                                             -----------------
      h. The average Excess Spread Amount for the three preceding Monthly Periods                                          N/A
                                                                                                             -----------------
10. Floating interest rate determinations:

      LIBOR for the Interest Period from January 20, 2005 through and including February                               2.50000%
      21, 2005                                                                                               -----------------

11. Required interest payments

                      Required interest     Interest      Amounts withdrawn
                        amounts with     shortfalls and   from the Collection
                       respect to the      additional     Account for payment
                      current Interest   interest from   of required interest  Unpaid required
                          Period         prior periods         amounts         interest amounts
                      -----------------  --------------  --------------------  ----------------
2004-C1                 $ 325,416.67      $         -        $ 325,416.67        $          -
                        ------------      -----------        ------------        ------------
Total Class C           $ 325,416.67      $         -        $ 325,416.67        $          -

2004-D1                 $  68,750.00      $         -        $  68,750.00        $          -
                        ------------      -----------        ------------        ------------
Total Class D           $  68,750.00      $         -        $  68,750.00        $          -
                        ------------      -----------        ------------        ------------
Total Advanta Series    $ 394,166.67      $         -        $ 394,166.67        $          -
                        ============      ===========        ============        ============

12.  Principal Funding Account

                       Beginning       Required Principal     Actual Deposit   Principal Funding   Amount Withdrawn   Withdrawals
                   Principal Funding    Deposit Amount to    to the Principal  Sub-Account Amount    for Payment      of Coverage
                      Sub-Account     the Principal Funding      Funding            prior to       of Principal to   Funding Excess
                        Amount             Sub-Account         Sub-Account        Withdrawals        Noteholders         Amount
                   -----------------  ---------------------  ----------------  ------------------  ----------------  --------------
NOTHING TO REPORT
                          Ending
                    Principal Funding
                        Sub-Account
                          Amount
                    -----------------
NOTHING TO REPORT

13.  Coverage Funding Required Amounts

    a. Coverage Funding Amount as of the end of the related Monthly Period                                    $               -
                                                                                                              -----------------
    b. The Coverage Funding Amount for the Class A Notes as of the end of the related Monthly Period          $               -
                                                                                                              -----------------
    c. The Coverage Funding Amount for the Class B Notes as of the end of the related Monthly Period          $               -
                                                                                                              -----------------
    d. The Coverage Funding Amount for the Class C Notes as of the end of the related Monthly Period          $               -
                                                                                                              -----------------

14. Cash Collateral Account

    a. The Required Cash Collateral Account Amount on the related Payment Date                                $    2,475,000.00
                                                                                                              -----------------
    b. The Available Cash Collateral Account Amount on the related Payment Date                               $    2,475,000.00
                                                                                                              -----------------
    c. Has a Portfolio Decline Event occurred with respect to the Monthly Period preceding such Payment Date            NO
                                                                                                              -----------------
15. Spread Account

    a. The Required Spread Account Amount on the related Payment Date                                         $               -
                                                                                                              -----------------
    b. The amount on deposit in the Spread Account on the related Payment Date                                $               -
                                                                                                              -----------------

16. Required Subordinated Amounts as of the end of the Monthly Period preceding such Payment Date

                                                            Excess of
                                                           Subordinated
                                                            Notes over
            Required      Required                           Required
         subordination  Subordinated     Subordinated      Subordinated
           percentage      Amount           Notes             Amount
         -------------  -------------  ----------------  ----------------
Class A    21.5805%     $           -  $ 110,000,000.00  $ 110,000,000.00
Class B     8.9918%                 -    110,000,000.00    110,000,000.00
Class C     3.6269%      3,626,900.00     10,000,000.00      6,373,100.00

17. Adjusted Invested Amount

                                                             Increase from the
                                                             withdrawal of the
                                          Initial Principal   Coverage Funding                        Reductions due to
                                          Balances and any     Excess Amount       Increase from      reallocation of
                                         increases from the  from the Principal   reimbursements of  Available Principal
                     Beginning Adjusted   issuance of any      Funding Sub-      Adjusted Invested     Collections and
                      Invested Amount     additional Notes        Account          Amount Deficit    Investor Charge-Offs
                     ------------------  ------------------  ------------------  ------------------  --------------------
2004-C1               $ 100,000,000.00          $ -                  $ -                $ -                  $ -
                      ----------------          ---                  ---                ---                  ---
Total Class C         $ 100,000,000.00          $ -                  $ -                $ -                  $ -

2004-D1               $  10,000,000.00          $ -                  $ -                $ -                  $ -
                      ----------------          ---                  ---                ---                  ---
Total Class D         $  10,000,000.00          $ -                  $ -                $ -                  $ -
                      ----------------          ---                  ---                ---                  ---
Total AdvantaSeries   $ 110,000,000.00          $ -                  $ -                $ -                  $ -
                      ================          ===                  ===                ===                  ===


                        Reduction due to
                        amounts deposited
                        into the Principal
                          Funding Sub-      Ending Adjusted
                             Account        Invested Amount
                       -------------------  ---------------
2004-C1                        $ -          $ 100,000,000.00
                               ---          ----------------
Total Class C                  $ -          $ 100,000,000.00

2004-D1                        $ -          $  10,000,000.00
                               ---          ----------------
Total Class D                  $ -          $  10,000,000.00
                               ---          ----------------
Total AdvantaSeries            $ -          $ 110,000,000.00
                               ===          ================

                                    Advanta Bank Corp.
                                    as Servicer

                                    By: /s/ MICHAEL COCO
                                    --------------------------------
                                    Name:  Michael Coco
                                    Title:  Vice President and Treasurer